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                                                                    Exhibit 23.1





                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-88760) of Castle Energy Corporation of our report dated January 9, 1997 appearing on page 58 of this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Philadelphia, PA
December 9, 1998